Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 7

Dated as of August 25, 2006

to

RECEIVABLES PURCHASE AGREEMENT

Dated as of December 21, 1999

THIS AMENDMENT NO. 7 (this “Amendment”) dated as of August 25, 2006 is entered into among:

(i)	AILIC RECEIVABLES CORPORATION, a Delaware corporation (“Seller”),

(ii)	AMERICAN INCOME LIFE INSURANCE COMPANY, an insurance company organized under the laws of Indiana (“AIL”), as the initial Servicer (the Servicer together with the Seller, the “Seller Parties” and each a “Seller Party”),

(iii)	PREFERRED RECEIVABLES FUNDING COMPANY LLC, FORMERLY KNOWN AS PREFERRED RECEIVABLES FUNDING CORPORATION, a Delaware limited liability company (“PREFCO”),

(iv)	certain financial institutions parties hereto as the “Financial Institutions” (and, together with PREFCO, the “Purchasers”), and

(v)	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO BANK ONE, NA (Chicago, Illinois), as agent for the Purchasers (the “Agent”).

PRELIMINARY STATEMENTS

A. Reference is made to that certain Receivables Purchase Agreement dated as of December 21, 1999 as amended and restated as of March 31, 2000 (as the same may have been further amended, restated, supplemented or otherwise modified since such date, the “Receivables Purchase Agreement”) among the Seller, AIL, PREFCO, certain financial institutions and the Agent. Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in the Receivables Purchase Agreement.

B. The parties thereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller Parties, PREFCO, the Financial Institutions and the Agent hereby agree as follows:

SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is, effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended to

1.1 Delete in their entirety the definition of “Liquidity Termination Date” set forth in Exhibit I thereof and to substitute the following new definitions therefor:

“Liquidity Termination Date” means August 24, 2007.

SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon receipt by the Agent of

(i) counterparts of this Amendment executed by each of the Seller Parties, the Purchasers and the Agent; and

(ii) a reaffirmation of guaranty executed by Torchmark, substantially in the form of Exhibit A hereto;

SECTION 3. Covenants, Representations and Warranties of the Seller Parties.

3.l Upon the effectiveness of this Amendment, each of the Seller Parties hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

3.2 Each of the Seller Parties hereby represents and warrants to the Purchasers and the Agent that: (a) this Amendment has been duly authorized by proper corporate proceedings of each Seller Party and constitutes the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, and (b) after giving effect to the amendment contained herein, no Amortization Event or Potential Amortization Event exists or will result from the execution of this Amendment.

SECTION 4. Reference to and Effect on the Receivables Purchase Agreement.

4.l Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby, and each reference to the Receivables Purchase Agreement in any and all other documents, instruments, agreements, notes, certificates and other writings of every kind and nature shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

4.2 Except as specifically amended above, the Receivables Purchase Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under the Receivables Purchase Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.4 Each party hereto agrees and acknowledges that this Amendment constitutes a “Transaction Document” under and as defined in the Receivables Purchase Agreement.

SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile will also deliver an original executed counterpart, but the failure of any party to so deliver an original executed counterpart of this Amendment will not affect the validity or effectiveness of this Amendment.

SECTION 7. Successors and Assigns. This Amendment shall be binding upon each of the Seller Parties, the Purchasers and the Agent and their respective successors and assigns, and shall inure to the benefit of each of the Seller Parties, the Purchasers and the Agent.

SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

AILIC RECEIVABLES CORPORATION

By:	/s/ Danny H. Almond
Name:	Danny H. Almond
Title:	President & CFO

Address:	3700 South Stonebridge Dr.
McKinney, Texas 75070
FAX: (972) 569-3282

Attention:	Danny Almond

AMERICAN INCOME LIFE INSURANCE COMPANY, as Servicer

By:	/s/ Danny H. Almond
Name:	Danny H. Almond
Title:	EVP, Accounting, CFO and
Treasurer

Address:	1200 Wooded Acres
Waco, Texas 76710
FAX: (205) 325-4157

Attention:	Michael J. Klyce

Amendment No. 7

dated as of August 25, 2006

to Receivables Purchase Agreement

dated as of December 21, 1999

PREFERRED RECEIVABLES FUNDING COMPANY LLC

By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Julie C. Kraft
Name:	Julie C. Kraft
Title:	Vice President

Address:	c/o JPMorgan Chase Bank, N.A., as Agent
Asset Backed Securities
Suite IL1-0597
10 South Dearborn Street
Chicago, Illinois 60670-0019

Fax:	(312) 732-1844

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Financial Institution and as Agent

By:	/s/ Julie C. Kraft
Name:	Julie C. Kraft
Title:	Vice President

Address:	JPMorgan Chase Bank, N.A.
Asset Backed Securities
Suite IL1-0597
10 South Dearborn Street
Chicago, Illinois 60670-0019

Fax:	(312) 732-4487

Amendment No. 7

dated as of August 25, 2006

to Receivables Purchase Agreement

dated as of December 21, 1999

Exhibit A

to

Amendment No. 7

Dated as of August 25, 2006

REAFFIRMATION OF PERFORMANCE GUARANTY

The undersigned, TORCHMARK CORPORATION (“Torchmark”), hereby:

(a) acknowledges, and consents to, the execution of that certain Amendment No. 7 dated as of August 25, 2006 to the Receivables Purchase Agreement dated as of December 21, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”) among AILIC RECEIVABLES CORPORATION (“Seller”), AMERICAN INCOME LIFE INSURANCE COMPANY (“AIL”), as the initial Servicer, PREFERRED RECEIVABLES FUNDING COMPANY LLC, FORMERLY KNOWN AS PREFERRED RECEIVABLES CORPORATION (“PREFCO”), the financial institutions party thereto as “Financial Institutions” and JPMORGAN CHASE BANK, N.A., SUCCESSOR BY MERGER TO BANK ONE, NA (with headquarters in Chicago, Illinois), as “Agent”;

(b) reaffirms all of its obligations under that certain Performance Guaranty (the “Performance Guaranty”) dated as of December 21, 1999 and amended and restated as of March 31, 2000 made by Torchmark in favor of the Agent; and

(c) acknowledges and agrees that such Performance Guaranty remains in full force and effect (including, without limitation, with respect to the “Guaranteed Obligations” and “Obligations” (each as defined in the Performance Guaranty) after giving effect to the Amendment Documents), and such Performance Guaranty is hereby ratified and confirmed.

Dated: August 25, 2006

TORCHMARK CORPORATION

By	/s/ Michael J. Klyce
Name:	Michael J. Klyce
Title:	Vice President and Treasurer